ALPHA CORE STRATEGIES FUND

SCHEDULE OF INVESTMENTS	JUNE 30, 2020 (UNAUDITED)

VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 90.8%
Credit/Distressed – 14.7% (Cost $78,808,000)
Antara Capital Onshore Fund LP	$8,785,000
Diameter Onshore Fund LP	36,233,000
Lodbrok European Credit Opportunities Fund Limited	13,134,000
Nut Tree Offshore Fund, Ltd.	29,584,000
Wasserstein Debt Opportunities Fund, LP*	2,306,000

90,042,000

Global Macro – 5.4% (Cost $30,173,000)
Autonomy Global Macro Fund, L.P. Institutional Series	18,089,000
Gemsstock Fund	15,210,000

33,299,000

Non-U.S. Equity Hedge – 16.7% (Cost $81,022,000)
Anatole Partners Ltd.	28,267,000
BlackRock Emerging Frontiers Fund Ltd	16,674,000
Indus Pacific Opportunities Distribution Holding Company, Ltd.*	705,000
Pelham Long/Short Small Cap Fund LP	1,685,000
TIG Zebedee Core Fund Limited	20,482,000
Tower House Fund Limited	17,066,000
Yiheng Capital Partners, L.P.	17,411,000

102,290,000

Opportunistic – 3.2% (Cost $23,232,000)
Bellus Ventures II LP	6,514,000
DCOIV Onshore Fund I LP	358,000
FourWorld Special Opportunities Fund, LLC Class B	203,000
FourWorld Special Opportunities Fund, LLC Class J	1,502,000
Muirfield GSE Partners, LP	3,873,000
X2 Opportunistic Debt Fund, LLC	7,429,000

19,879,000

VALUE (ROUNDED TO THOUSANDS)
SUB-FUNDS – 90.8% continued
Relative Value Multi-Strategy – 18.7% (Cost $106,936,000)
AG Mortgage Value Partners, L.P.	$21,777,000
Frere Hall Fund	21,912,000
Investcorp Interlachen Multi-Strategy Fund, LLC*	7,000
Mariner Partners LP	8,196,000
Old Orchard Credit Fund, Ltd.	24,738,000
Opti Opportunity Fund, LP	17,647,000
Varadero Partners, L.P.	20,485,000

114,762,000

Sector Hedge – 9.2%
(Cost $44,288,000)
Asturias Fund LP	20,089,000
Avidity Capital Fund, LP	18,510,000
Camber Capital Fund L.P.	18,082,000

56,681,000

Special Situations – 10.1% (Cost $50,350,000)
HG Vora Special Opportunities Fund LP	26,418,000
Pentwater Merger Arbitrage Fund Ltd.	24,398,000
Sand Grove Opportunities Fund Ltd	11,054,000

61,870,000

U.S. Equity Hedge – 12.8%
(Cost $60,723,000)
BBCM Offshore Fund Ltd.	21,160,000
Harvest Small Cap Partners Qualified, L.P.	4,119,000
Harvest Small Cap Partners, L.P.	13,515,000
Stamina Partners LP	19,714,000
TPG Public Equity Partners-A, L.P. Class A	17,120,000
TPG Public Equity Partners-A, L.P. Class B	3,305,000

78,933,000

Total Investments In Sub-Funds (Cost $475,532,000)	$557,756,000

See Notes to the Quarterly Report.

QUARTERLY REPORT 1 ALPHA CORE STRATEGIES FUND

ALPHA CORE STRATEGIES FUND

SCHEDULE OF INVESTMENTS continued	JUNE 30, 2020 (UNAUDITED)

	NUMBER OF SHARES	VALUE (ROUNDED TO THOUSANDS)
CASH EQUIVALENT – 0.1%
Goldman Sachs Financial Square Government Fund Institutional Shares 0.15%(1)	576,000	$576,000

Total Cash Equivalent (Cost $576,000)		$576,000

TOTAL INVESTMENTS – 90.9% (Cost $476,108,000)		$558,332,000
Other Assets less Liabilities – 9.1%		55,895,000
NET ASSETS – 100.0%		$614,227,000

(1)	7-day simple yield as of June 30, 2020 is disclosed.
*

During the current year, all of the underlying investments’ value in these Sub-Funds were held in a side-pocket arrangement. The Fund will not be able to redeem such value from any particular underlying investment until such amount is released from its respective side-pocket arrangement. In the aggregate, approximately 0.49% of the Fund’s net assets are in side-pocket arrangements. The Fund is not able to estimate the timing of receipt of such amounts.

Percentages shown are based on net assets.

Sub-Fund investments are non-income producing.

At June 30, 2020, the investment strategies of Sub-Funds as a percentage of the Fund’s net assets were as follows:

STRATEGY WEIGHTINGS	PERCENTAGE
Credit/Distressed	14.7%
Global Macro	5.4
Non-U.S. Equity Hedge	16.7
Opportunistic	3.2
Relative Value Multi-Strategy	18.7
Sector Hedge	9.2
Special Situations	10.1
U.S. Equity Hedge	12.8
Cash Equivalent and Other Assets less Liabilities	9.2

Total	100.0%

At June 30, 2020, the Fund’s Sub-Funds investments were domiciled as follows:

COUNTRIES	COST	VALUE
Cayman Islands – 39.8%	$202,395,000	$244,384,000
United States – 51.0%	273,137,000	313,372,000

Total	$475,532,000	$557,756,000

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three levels listed below:

Level 1 - Unadjusted quoted market prices in active markets for identical investments on the measurement date and on an ongoing basis.

Level 2 - Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 - Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The Fund’s investment in the Goldman Sachs Financial Square Government Fund, an open-end investment company, is valued at its net asset value. All other Sub-Funds were valued at fair value, considering the net asset value per share (or its equivalent) provided to the Fund by the Sub-Fund as a practical expedient for fair value, and have not been classified in the fair value hierarchy. See Notes to the Quarterly Report for further risk and liquidity information of the Fund’s underlying investments by major category.

The Fund is not able to obtain complete investment holdings details on each of the Sub-Funds held within the Fund’s portfolio in order to determine whether the Fund’s proportional share of any investments held by the Sub-Funds exceeds 5% of the net assets of the Fund as of June 30, 2020.

See Notes to the Quarterly Report.

ALPHA CORE STRATEGIES FUND 2 QUARTERLY REPORT

ALPHA CORE STRATEGIES FUND

NOTES TO THE QUARTERLY REPORT	JUNE 30, 2020 (UNAUDITED)

1. RISK FACTORS

Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurement requires disclosure to assist in understanding the nature and risk of the investments by major category. The table below summarizes the fair value and other pertinent liquidity information of the Fund’s underlying investments by major category.

	VALUE (IN MILLIONS)	UNFUNDED COMMITMENTS	REDEMPTION FREQUENCY	REDEMPTION NOTICE PERIOD
Credit/ Distressed (a)	$90	$—	Not Eligible, Quarterly	75-90 Days
Global Macro (b)	33	—	Monthly	30-90 Days
Non-U.S. Equity Hedge (c)	102	—	Not Eligible, Monthly, Quarterly	30-90 Days
Opportunistic (d)	20	—	Not Eligible, Quarterly	45-90 Days
Relative Value Multi-Strategy (e)	115	—	Not Eligible, Monthly, Quarterly	30-90 Days
Sector Hedge (c)	57	—	Quarterly	60-90 Days
Special Situations (a)	62	—	Not Eligible, Monthly, Quarterly	90-92 Days
U.S. Equity Hedge (c)	79	—	Quarterly	60-90 Days

	$558	$—

(a)

Event Driven – The managers in this category seek to profit from opportunities arising from specific situations affecting individual stocks or unique circumstances in a particular industry, sector or market. These market participants typically specialize in certain sectors of the Event Driven space, utilizing unique skills or knowledge of bankruptcy law, specific market events, or otherwise. Sub-strategies in this category include Credit/Distressed and Special Situations. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. Investments representing approximately 82.42% of the fair value of investments in this category cannot be immediately redeemed because the investments include investor-level gate restrictions. These gates range from nine months to twelve months and do not allow for full redemptions. For one investment representing approximately 1.52% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restriction might lapse.

(b)

Global Macro – The managers in this category employ strategies directed more heavily towards the ebbs and flows of markets on a larger scale, as opposed to focusing on the relative attractiveness between individual securities. Managers seek to identify the direction that certain markets will follow over various time periods and position their portfolios accordingly. Sub-strategies in this category include Global Macro. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. One investment representing approximately 54.32% of the fair value of investments in this category cannot be immediately redeemed because the investment includes investor-level gate restrictions. The gate is for eleven months and does not allow for full redemptions.

(c)

Hedged Equity – The managers in this category seek to identify and select equity securities that will rise in price on the long side and those that will fall in price on the short side. Equity securities make up the large bulk of their underlying exposure. Net exposure ranges from zero to 100%, while gross exposure can be 200% or more. Sub-strategies in this category include Non-U.S. Equity Hedge, Sector Hedge and U.S. Equity Hedge. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. Investments representing approximately 10.99% of the fair value of investments in this category cannot be immediately redeemed because the investments include investor-level gate restrictions. These gates range from six months to twelve months and do not allow for full redemptions. Investments representing approximately 16.07% of the fair value of investments in this category cannot be immediately redeemed because the investments include restrictions that do not allow for full redemptions within the twelve months after acquisition. The remaining initial investment restriction period for these investments is approximately three months to ten months at June 30, 2020. For one investment representing approximately 0.30% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restriction might lapse.
(d)

Opportunistic – The managers in this category seek to produce differentiated return streams often with lower fees by offering access to specific trades, based on high conviction ideas, directly to investors. The specific trades that could fall under any of the other vehicles may offer more frequent liquidity. Sub-strategies in this category include Opportunistic. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. For two investments representing approximately 8.58% of the fair value of investments in this category, no redemptions are currently permitted. The manager returns capital after realization of the investments.

(e)

Relative Value – The managers in this category seek to deliver alpha without subjecting themselves to or relying on beta or general market exposure for performance. They seek to do this by identifying and exploiting various arbitrage opportunities between and among related groups of securities, with the expectation that returns will have a low correlation to the markets in which those securities trade. Sub-strategies in this category include Relative Value Multi-Strategy. The fair values of the investments in this category have been estimated using the NAV per share (or its equivalent) of the investments. One investment representing approximately 17.85% of the fair value of investments in this category cannot be immediately redeemed because the investment includes investor-level gate restrictions. The gate is for twelve months and does not allow for full redemptions. Investments representing approximately 26.12% of the fair value of investments in this category cannot be immediately redeemed because the investments include restrictions that do not allow for full redemptions within the twelve months after acquisition. The remaining initial investment restriction period for these investments is approximately three months to eleven months at June 30, 2020. For one investment representing approximately 0.01% of the fair value of investments in this category, no redemptions are currently permitted. The Fund is not able to estimate when the redemption restriction might lapse.

2. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the quarterly report was issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for disclosure.

QUARTERLY REPORT 3 ALPHA CORE STRATEGIES FUND